Exhibit 6.1
                                   to Form F-9




                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Maurice J. Closs
                                    -------------------------------
                                    Maurice J. Closs
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Leon Courville
                                    -------------------------------
                                    Leon Courville
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Gerard Coulombe
                                    -------------------------------
                                    Gerard Coulombe
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Shirley A. Dawe
                                    -------------------------------
                                    Shirley A. Dawe
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Jean Douville
                                    -------------------------------
                                    Jean Douville
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as full and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Donald M. Green
                                    -------------------------------
                                    Donald M. Green
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Suzanne Leclair
                                    -------------------------------
                                    Suzanne Leclair
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Gaston Malette
                                    -------------------------------
                                    Gaston Malette
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Leonce Montambault
                                    -------------------------------
                                    Leonce Montambault
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ J. Robert Ouimet
                                    -------------------------------
                                    J. Robert Ouimet
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Robert Parizeau
                                    -------------------------------
                                    Robert Parizeau
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Lino Saputo
                                    -------------------------------
                                    Lino Saputo
                                    Director

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as Chairman of the Board and Chief Executive Officer and Director (Principal Executive Officer) of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as Chairman of the Board and Chief Executive Officer and Director (Principal Executive Officer) of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Andre Berard
                                    -------------------------------
                                    Andre Berard
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    and Director
                                    (Principal Executive Officer)

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as Senior Executive Vice-President, Treasury, Brokerage and Corporate Banking (Principal Financial Officer) of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as Senior Executive Vice-President, Treasury, Brokerage and Corporate Banking (Principal Financial Officer) of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Jean Turmel
                                    -------------------------------
                                    Jean Turmel
                                    Senior Executive Vice-President,
                                    Treasury, Brokerage and
                                    Corporate Banking
                                    (Principal Financial Officer)

                             NATIONAL BANK OF CANADA


                                POWER OF ATTORNEY


         The undersigned, in his/her capacity as Vice-President and Chief Accounting Officer (Principal Accounting Officer) of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as Vice-President and Chief Accounting Officer (Principal Accounting Officer) of said Bank, a Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of December, A.D. 1997.




                                    /s/ Jean Dagenais
                                    -------------------------------
                                    Jean Dagenais
                                    Vice-President and
                                    Chief Accounting Officer
                                    (Principal Accounting Officer)